UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) December 2, 2003


                                   AGWAY INC.
                                   ---------
             (Exact name of registrant as specified in its charter)


Delaware                          2-22791                             15-0277720
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission                         (IRS Employer
of incorporation)               File Number)                 Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6568







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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE (AMOUNTS IN THOUSANDS)

AGWAY ENERGY GROUP FINANCIAL STATEMENTS
---------------------------------------
As Agway Inc. (the "Company" or "Agway") previously disclosed, the Agway Energy Group (the "Group") and Suburban Propane, L.P. ("Suburban") have signed an agreement for Suburban to purchase substantially all of the assets and business operations of the Agway Energy Group. The Agway Energy Group includes three wholly owned subsidiaries of Agway Inc.; Agway Energy Products, LLC, Agway Energy Services, Inc. and Agway Energy Services-PA, Inc. The Suburban agreement is subject to bankruptcy court approval. On November 12, 2003, Agway filed a motion with the U.S. Bankruptcy Court for the Northern District of New York ("Bankruptcy Court"), requesting that the court establish bidding procedures and a date and time for conducting an auction to determine if there are higher or better offers for the Agway Energy Group businesses. By order dated November 24, 2003, the Bankruptcy Court, among other things, authorized Agway to conduct an auction on December 18, 2003 at 2:00 PM (EST) and established a sale hearing to approve the proposed sale to the successful bidder to be held immediately following the auction.

As a condition of this agreement, Agway is required to provide Suburban audited financial statements for the Agway Energy Group as of June 30, 2003, a copy of which is furnished as Exhibit 99.

As a result of the parent relationship between Agway and the Agway Energy Group, certain disclosures relating to Agway are included in the Group's audited financial statements as of June 30, 2003. As Agway has not yet completed its June 30, 2003 financials statements, the following specific disclosures relating to Agway are included in the Group's financial statements. (Note: The term
"Group" noted in the text below refers to Agway Energy Products Group. Additionally, with respect to the limited waiver on the Debtor-in-Possession
(DIP) Facility received by Agway as of October 31, 2003, as described under DIP Facility below, the Company is currently negotiating with senior lenders to further extend this reporting deadline.)

AGWAY INC. RELATED DISCLOSURES
------------------------------

NOTES PAYABLE
Agway and certain subsidiaries, including the Group, are direct obligors under the DIP Facility (described below). At June 30, 2003, Agway and certain subsidiaries had available under its DIP Facility a $100,000 short-term line of credit, up to $85,000 of which could be used for letters of credit. Due to the sale of certain Agway assets, as defined in the DIP agreement, the upper limit of the line of credit was decreased from $125,000 to $100,000 during the quarter ended March 31, 2003. In October 2003, subsequent to Agway's fiscal year-end, the agreement was further amended (fourth amendment) reducing the commitment to $65,000 as more fully described below. At June 30, 2003, there were no outstanding borrowings on the line of credit. As of that date, the letters of credit issued at June 30, 2003 totaled approximately $33,700 ($26,900 to support the Agway insurance programs, $4,500 to support business activities of the Group and the remainder supporting activities of other subsidiaries.)

                                               June 30, 2003      June 30, 2002
                                              ---------------    ---------------
      Borrowings on line of credit            $             0    $        34,180
                                              ===============    ===============
      Weighted average interest rate                                       5.89%
                                                                 ===============

DIP FACILITY
On October 22, 2002, the Bankruptcy Court granted Agway and certain subsidiaries, including the Group, final approval to enter into an 18-month term DIP Facility of $125,000 with its existing lenders to fund working capital requirements. Interest rates are determined, at the option of Agway, as either prime rate plus 2.5% or the London Interbank Offered Rate (LIBOR) plus 4%.

On December 3, 2002, Agway announced the completion of the sale of certain of its other assets for gross proceeds of approximately $57,000, which reduced to zero the outstanding revolving credit balance with its secured lender and provided $15,000 of cash collateral to support Agway's outstanding letters of credit as required per the terms of the DIP Facility.


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE (AMOUNTS IN THOUSANDS)

DIP FACILITY (CONTINUED)
The amount available to Agway and certain of its subsidiaries, including the Group, under this DIP Facility is the lesser of the "collateral borrowing base" or, as of June 30, 2003, the $85,000 upper limit of the line of credit. The collateral borrowing base consists of certain of Agway's eligible (as defined in the DIP Facility) accounts receivable and inventory as well as the pledge of Agway's limited liability membership interest in Telmark, its wholly owned former leasing subsidiary, and cash collateral of $15,000 at June 30, 2003 and of $38,700, or 108% of the maximum amount available to be drawn on outstanding letters of credit, as a result of the fourth amendment of the DIP Facility effective October 16, 2003. As of June 30, 2003, Agway and subsidiaries had $66,300 available under the DIP Facility.

The DIP Facility has a number of financial covenants which restrict Agway's capital spending and require Agway and its business units, including the Group, to maintain minimum levels of earnings before interest, taxes, depreciation, amortization, and restructuring charges (EBITDA), as defined in the agreement, as well as a maximum level of cash restructuring charges for Agway. As of March 31, 2003 and April 30, 2003, Agway was in violation of a financial covenant that requires Agway to meet a minimum level of EBITDA for the rolling 12-month periods ended March 31, 2003 and April 30, 2003. Agway recognized substantial continuing operations losses as a result of the required adoption of a change in accounting for goodwill, the recording of charges for the impairment of long-lived assets and the curtailment of its pension plan in connection with the potential sale of its business units. On May 19, 2003, the senior lenders waived the March 31, 2003 and April 30, 2003 covenant violations and amended the DIP Facility to exclude the above losses from future financial covenant calculations of EBITDA.

In connection with its April 2003 decision to explore the sale of all its remaining businesses, Agway has recorded additional costs in the fourth quarter ended June 30, 2003, including additional write-offs of long-lived assets, goodwill and other intangible assets, and additional pension plan costs. Due to these additional costs, Agway was again in violation of the financial covenant that requires Agway to meet a minimum level of EBITDA for the rolling 12-month periods ended June 2003 as well as for July, August, and September 2003. In addition, due to complications associated with the potential sale of businesses and the Chapter 11 Proceedings, Agway did not provide the senior lenders with an operating plan for fiscal 2004, which was required under the agreement by July 31, 2003, or with an audited financial statement for fiscal 2003, which was required under the agreement by September 30, 2003. On October 16, 2003, as a result of the fourth amendment to the DIP Facility, the senior lenders waived the covenant violations for the periods ended June, July, August, and September 2003 and amended the DIP Facility to eliminate the EBITDA financial covenant for future periods. The senior lenders also waived and eliminated the requirement for the operating plan and extended the reporting deadline for the audited financial statement to October 30, 2003. In addition to the waivers, the fourth amendment reduced the senior lenders' commitment to $65,000 and raised the cash collateral requirement for letters of credit obligations to 108% of the maximum amount available to be drawn on outstanding letters of credit. As a result of continued complications in completing the audited financial statements for fiscal 2003, Agway received a limited waiver as of October 31, 2003 from the senior lenders further extending this reporting deadline to November 30, 2003.

ENVIRONMENTAL
The Group is subject to various laws and governmental regulations concerning environmental matters and expects that it will be required to expend funds to participate in the remediation of certain sites, including sites where it has been designated by the Environmental Protection Agency (EPA) as a potentially responsible party (PRP) under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) and at sites with above and underground fuel storage tanks. The Group will incur other expenses associated with environmental compliance.

The Group continually monitors its operations with respect to potential environmental issues, including changes in legal requirements and remediation technologies. In addition, during the first quarter of fiscal 2004 and in conjunction with the potential sale process, the Group performed an environmental review of all of its properties. The review consisted of performing Phase I Environmental Site Assessments (ESA's), and at certain sites, groundwater and/or soil samples were analyzed for contamination. The Group's recorded liability at June 30, 2003 reflects those specific issues uncovered as a result of this review where remediation activities are likely and where the Group can estimate the cost of remediation. The Group's environmental remediation expense for the years ended June 30, 2003, 2002 and 2001 were $6,447, $832 and $1,187, respectively. The Group expects to expend the accrued remediation costs over the next 5 years.


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE (AMOUNTS IN THOUSANDS)

ENVIRONMENTAL (CONTINUED)
Estimating the extent of the Group's responsibility of a particular site and the method and ultimate cost of remediation of that site require a number of assumptions. As a result, the ultimate outcome of remediation of that site may differ from current estimates. However, the Group believes that its past experience provides a reasonable basis for estimating its liability. As additional information becomes available, estimates are adjusted as necessary. While the Group does not anticipate that any such adjustment would be material to its financial statements, the result of ongoing and/or future environmental studies or other factors could alter this expectation and require the recording of additional liabilities. The Group currently cannot determine whether it will incur additional liabilities in the future or the extent or amount of such additional liabilities.

INSURANCE COVERAGE
Agway contracts with insurance companies for property and casualty coverage for itself and its divisions and subsidiaries, including the Group. The main casualty programs are workers' compensation, general liability and auto liability and an umbrella excess program that sits above the primary liability policies. As described in Note 2, the primary casualty programs are large deductible policies and losses incurred, within the deductible, are paid by Agway. A contingent liability exists for the Group to the extent that Agway is unable to satisfy the deductible for claims against the Group. As of June 30, 2003, the actuarial estimate of the deductible claim liability for insured claims for Agway and its subsidiaries, including claims of the Group, was $33,800. As of November 11, 2003, payments of these liabilities are currently secured by letters of credit of $25,800, surety bonds of $23,900 and cash deposits of $1,100. Since October 16, 2003 (the effective date of the fourth amendment to the DIP Facility), Agway has had $53,500 in cash legally restricted to collateralize these letters of credit and surety bonds. As a result of this collateralization, management believes it is remote that Agway will not meet its obligation to the Group.

In addition, in certain circumstances discussed below, the Group may have a contingent liability with respect to deductible claims against Agway and its consolidated subsidiaries. As discussed above, the $33,800 of consolidated claims liabilities are secured by letters of credit from the DIP Facility, of which the Group is a party, as well as by surety bonds and cash. As a direct borrower under the DIP Facility the Group is jointly and severally liable for the reimbursement of drawn letters of credit. Further, in a suit filed January 29, 2003, the surety issuer (the "Surety") alleges that Telmark and the Group are indemnitors of Agway's liability to the Surety for bonds drawn on by third parties and demands $3,176 for such amounts requested for draws as of that time. Agway currently disputes this indemnification claim. It is too early to determine the outcome of this dispute. However, in connection with the finalization of the sale by Agway of substantially all of the assets of Telmark, Telmark has transferred $25,700 to Agway under terms of an account control agreement legally restricting use of those funds pending resolution of the Surety claims against Telmark and the Group. Further, on November 4, 2003, the Group entered into an agreement with Telmark and the Surety whereby the Surety agreed to the assignment by the Group of whatever liabilities the Group may have under this indemnity to Telmark.


CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Agway is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Agway. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Agway cautions that, while it believes such assumptions or basis to be reasonable and makes them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Agway. Where, in any forward-looking statement, Agway, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," "intend" and "anticipate" and similar expressions identify forward-looking statements.

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ITEM 9.  REGULATION FD DISCLOSURE

The following exhibits are furnished as part of this report.

No.
---

99.1 Audited Financial Statements of the Agway Energy Group for the year ended June 30, 2003

99.2 Fourth Amendment to Senior Secured, Super-Priority Debtor-In-Possession Credit Agreement, dated October 16, 2003

99.3 Limited Waiver to Senior Secured, Super-Priority Debtor-In-Possession Credit Agreement, dated October 31, 2003





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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AGWAY INC.
                                            (Registrant)



Date       December 2, 2003                 By     /s/ PETER J. O'NEILL
       -------------------------------         ---------------------------------
                                                       Peter J. O'Neill
                                                     Senior Vice President
                                                      Finance & Control
                                                (Principal Financial Officer and
                                                     Chief Accounting Officer)



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